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                                                                   EXHIBIT 10.12


                                 THIRD AMENDMENT

Amendment dated October 6, 1997 to Employment Agreement dated February 1, 1992

         PALL CORPORATION, a New York corporation ("the Company") and ARNOLD WEINER ("Executive") hereby agree as set forth below with respect to the Employment Agreement between them dated February 1, 1992 as amended by Amendments dated July 19, 1993 and August 1, 1995 (the "Agreement").

         1. The notice heretofore given to the Company by Executive dated January 30, 1996 terminating the Term of Employment under the Agreement effective January 31, 1998 is hereby rescinded and shall be of no further force or effect.

         2. Section 1 of the Agreement is hereby amended to provide that the "Term of Employment" shall end on July 31, 2000 unless sooner terminated under
Section 4.

         3. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                                   PALL CORPORATION

                                   By: /s/ Eric Krasnoff
                                      --------------------------------------
                                        Chairman and Chief Executive Officer

                                       /s/ Arnold Weiner
                                      --------------------------------------
                                                       Executive